UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K
___________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

June 9, 2026
Date of Report (Date of earliest event reported)
___________________________
CervoMed Inc.
(Exact name of registrant as specified in its charter)
___________________________
Delaware	001-37942	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Park Plaza, Suite 424 Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 744-4400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CRVO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                  Entry into a Material Definitive Agreement

On June 9, 2026, CervoMed Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors named therein (each, an “Investor” and collectively, the “Investors”), for the private placement (the “Private Placement”) of an aggregate of 3,360,377  units (the “Units”), each Unit comprised of (i) (A) one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), or (B) one pre-funded warrant to purchase one share of Common Stock (the “Pre-Funded Warrants”), and, in each case, (ii) one Series B warrant to purchase one share of Common Stock or a pre-funded warrant to purchase one share of Common Stock (each, a “Series B Warrant”), and (iii) one Series C warrant to purchase one share of Common Stock or a pre-funded warrant to purchase one share of Common Stock (each, a “Series C Warrant”, and together with the Series B Warrants, the “Warrants”) (the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants and Warrants, the “Warrant Shares”). A Unit comprised of one share of Common Stock, one Series B Warrant and one Series C Warrant shall have a purchase price of $3.14 and a Unit comprised of one Pre-Funded Warrant, one Series B Warrant and one Series C Warrant shall have a purchase price of $3.139. Joshua Boger, Ph.D., the Chair of the Board of Directors of the Company, and trusts related to John Alam, M.D., the Chief Executive Officer and a Director of the Company, and Sylvie Grégoire, PharmD, a Director of the Company, are participating in the Private Placement for an aggregate of 1,369,426 Units.

The gross proceeds for the Private Placement are expected to be approximately $10.5 million, before deducting placement agent fees and other expenses, and approximately up to an additional $21.7 million in gross proceeds if the Warrants are fully exercised for cash. The closing of the Private Placement is expected to occur on or about June 11, 2026, subject to customary closing conditions. The Private Placement is being conducted in accordance with applicable rules of The Nasdaq Stock Market LLC.

 The placement agents in the Private Placement are entitled to receive a portion of a combined fee equal to approximately 6% of the aggregate gross proceeds from the securities sold in the Private Placement, plus the reimbursement of certain expenses.

The Company expects to use the net proceeds from the Private Placement to fund research and development of its clinical-stage product candidate, neflamapimod, working capital and general corporate purposes. The Company estimates, based on its current operating plan, that the net proceeds from the Private Placement, together with its current cash and cash equivalents (but excluding any additional proceeds that may be received upon the exercise of Series B Warrants or Series C Warrants), will be sufficient to fund its operations into the second quarter of 2027.

Each Pre-Funded Warrant will have an exercise price of $0.001 per Warrant Share, will be immediately exercisable on the date of issuance and will not expire. Under the terms of the Pre-Funded Warrants, the Company may not effect the exercise of any portion of any Pre-Funded Warrant, and a holder will not have the right to exercise any portion of any Pre-Funded Warrant, which, upon giving effect to such exercise, would cause a holder (together with its affiliates) to own more than a specified beneficial ownership limitation of 4.99%, 9.99% or 19.99% (as selected by such holder prior to the issuance of the Pre-Funded Warrant) of the number of shares of Common Stock outstanding immediately after giving effect to such exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrants. However, any holder may increase or decrease such percentage to any other percentage not in excess of 19.99%, provided that any increase in such percentage shall not be effective until 61 days after such notice is delivered to the Company.

The Series B Warrants shall have an exercise price equal to $3.32 per Warrant Share or $3.319 per pre-funded warrant, will be exercisable immediately and will expire five years from the issuance date of the Series B Warrant. Under the terms of the Series B Warrants, the Company may not effect the exercise of any portion of any Series B Warrant, and a holder will not have the right to exercise any portion of any Series B Warrant, which, upon giving effect to such exercise, would cause a holder (together with its affiliates) to own more than a specified beneficial ownership limitation of either 4.99%, 9.99% or 19.99% (as selected by such holder prior to the issuance of the Series B Warrant) of the number of shares of Common Stock outstanding immediately after giving effect to such exercise, as such percentage ownership is determined in accordance with the terms of the Series B Warrants. However, any holder may increase or decrease such percentage to any other percentage not in excess of 19.99%, provided that any increase in such percentage shall not be effective until 61 days after such notice is delivered to the Company. To the extent that exercise of the Series B Warrants will result in a holder thereof to beneficially own shares of Common Stock above such ownership limitations, the holder may exercise its Series B Warrants for pre-funded warrants to purchase shares of Common Stock. Such pre-funded warrants will have terms substantially similar to the Pre-Funded Warrants described above.

The Series C Warrants shall have an exercise price equal to $3.14 per Warrant Share or $3.139 per pre-funded warrant, will be exercisable immediately and will expire twelve (12) months from the issuance date of the Series C Warrant. Under the terms of the Series C Warrants, the Company may not effect the exercise of any portion of any Series C Warrant, and a holder will not have the right to exercise any portion of any Series C Warrant, which, upon giving effect to such exercise, would cause a holder (together with its affiliates) to own more than a specified beneficial ownership limitation of either 4.99%, 9.99% or 19.99% (as selected by such holder prior to the issuance of the Series C Warrant) of the number of shares of Common Stock outstanding immediately after giving effect to such exercise, as such percentage ownership is determined in accordance with the terms of the Series C Warrants. However, any holder may increase or decrease such percentage to any other percentage not in excess of 19.99%, provided that any increase in such percentage shall not be effective until 61 days after such notice is delivered to the Company. To the extent that exercise of the Series C Warrants will result in a holder thereof to beneficially own shares of Common Stock above such ownership limitations, the holder may exercise its Series C Warrants for pre-funded warrants to purchase shares of Common Stock. Such pre-funded warrants will have terms substantially similar to the Pre-Funded Warrants described above.

The exercise price and the number of Warrant Shares will be subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock.

In the event of certain fundamental transactions (as described in the respective warrants), a holder of Pre-Funded Warrants, Series B Warrants or Series C Warrants, respectively, will have the right to receive, upon exercise of the Pre-Funded Warrants, Series B Warrants or Series C Warrants, respectively, the same amount and kind of securities, cash or property that such holder would have received had they exercised in full the Pre-Funded Warrants, Series B Warrants or Series C Warrants, respectively, immediately prior to such fundamental transaction without regard to any limitations on exercise contained in the Pre-Funded Warrants, Series B Warrants or Series C Warrants, respectively.

Pursuant to the Purchase Agreement, the Company agreed to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) within 45 days after the closing of the Private Placement (subject to certain exceptions) for purposes of registering the resale of the shares of Common Stock and the Warrant Shares, to use its reasonable best efforts to have such registration statement declared effective within the time period set forth in the Purchase Agreement, and to keep such registration statement effective until the earliest of (i) the time as all of the shares of Common Stock and Warrant Shares purchased by the Investors pursuant to the terms of the Purchase Agreement have been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by the registration statement, (ii) such time as such shares of Common Stock or Warrant Shares are sold pursuant to Rule 144 under circumstances in which any legend borne by such security relating to restrictions on transferability thereof, under the Securities Act of 1933, as amended (the “Securities Act”), or otherwise, is removed by the Company, or (iii) such time as the shares of Common Stock and Warrant Shares become eligible for resale by non-affiliates without any volume limitations or other restrictions pursuant to Rule 144 under the Securities Act or any other rule of similar effect.

The Purchase Agreement contains customary representations, warranties and covenants that were made solely for the benefit of the parties to the Purchase Agreement. Such representations, warranties and covenants (i) are intended as a way of allocating risk between the parties to the Purchase Agreement and not as statements of fact and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the transaction and not to provide investors with any other factual information regarding the Company. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures. Additionally, the Purchase Agreement contains customary indemnification obligations of the Company and the Investors, including for liabilities under the Securities Act, and other obligations of the parties.

The Private Placement is exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and in reliance on similar exemptions under applicable state laws. The Investors represented that they are accredited investors within the meaning of rules promulgated under the Securities Act and were acquiring the securities for investment only and with no present intention of distributing any of such securities or any arrangement or understanding regarding the distribution thereof. The securities were offered without any general solicitation by the Company or its representatives. The securities sold and issued in the Private Placement will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.

The foregoing descriptions of the Purchase Agreement, Pre-Funded Warrant, Series B Warrant and Series C Warrant do not purport to be complete and are qualified in their entirety by reference to the form of Purchase Agreement, form of Pre-Funded Warrant, form of Series B Warrant and form of Series C Warrant, which are filed as Exhibit 10.1, Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02                  Unregistered Sales of Equity Securities

The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 3.02.

Item 7.01                  Regulation FD Disclosure

Press Releases

On June 10, 2026, the Company issued a press release announcing that it has entered into the Purchase Agreement and provided other business updates. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Presentation

Certain information concerning the business, clinical studies, development plans, financial position and related matters of the Company has been made available on our website, www.cervomed.com, under the heading, “Investors – Events and Presentations.” Representatives of the Company may use this presentation, in whole or in part, and possibly with non-material modifications, periodically in connection with conferences, meetings, and presentations to investors, analysts and others.

The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s filings with the SEC and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in the presentation except as required by applicable law, although the Company may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, or through other public disclosure. The Company makes no admission or representation as to the materiality of any information in the presentation or otherwise contained in Item 7.01 of this Current Report on Form 8-K.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01                  Other Events

The information set forth under the heading “Strategic Pipeline Priorities” in the Company’s June 10, 2026 press release attached as Exhibit 99.1 to this Current Report on Form 8-K is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Current Report on Form 8-K and the press release attached as Exhibit 99.1 hereto, this Current Report on Form 8-K and the press release contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release attached as Exhibit 99.1 hereto regarding these forward-looking statements.

Item 9.01         Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant
4.2	Form of Series B Warrant
4.3	Form of Series C Warrant
10.1	Form of Securities Purchase Agreement, dated June 9, 2026, by and between CervoMed Inc. and each of the Investors party thereto
99.1	Press Release issued June 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2026	CervoMed Inc.

	By:	/s/ William Elder
	Name:	William Elder
	Title:	Chief Financial Officer & General Counsel